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                                                                    Exhibit 99.1


                           CONSENT OF DIRECTOR NOMINEE

     I hereby consent to use of my name as a nominee for Director of Five Star Quality Care, Inc., where it appears in this Registration Statement on Form S-1, including the Prospectus constituting a part thereof, and any amendments thereto.



                                             /s/ JOHN L. HARRINGTON
                                             --------------------------------
                                             John L. Harrington
                                             September 17, 2001